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                      MFS AGGRESSIVE SMALL CAP EQUITY FUND


                                   a series of

                              THE MFS SERIES TRUST

             (formerly named "Navellier Small Cap Equity Portfolio"
                                   a series of
                          "The Navellier Series Fund")
                     -------------------------------------

                         Supplement dated March 19, 1997
                                       to
                          Prospectus dated May 1, 1996
                     -------------------------------------


         On March 15, 1997, the Investment Advisory Agreement and Administrative Services Agreement between The MFS Series Trust (formerly, "The Navellier Series Fund") (the "Trust") and Navellier Management, Inc. (the "Prior Adviser") with respect to the MFS Aggressive Small Cap Equity Fund (formerly the "Navellier Aggressive Small Cap Equity Portfolio") (the "Fund"), and the Distribution Agreement for the Fund between the Trust and Navellier Securities, Corp. (the "Prior Distributor"), terminated due to the decision of the Trust's Board of Trustees not to renew these Agreements. The Trust's arrangements with the Fund's Transfer Agent and Custodian, Rushmore Trust & Savings, FSB ("Rushmore"), remain unchanged.

         Effective March 16, 1997, the Trust entered into a new Investment Advisory Agreement and a new Administrative Services Agreement with Massachusetts Financial Services Company ("MFS"), and a new Distribution Agreement with MFS Fund Distributors, Inc. ("MFD"). John W. Ballen, a Senior Vice President of the Adviser and the Adviser's Chief Equity Officer, is the Fund's new portfolio manager. Mr. Ballen has been employed as a portfolio manager by the Adviser since 1984.

         MFS is America's oldest mutual fund organization and, together with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS serves as the investment adviser to the MFS Family of Funds and a number of closed-end funds, funds underlying insurance products and offshore funds. As of January 31, 1997, net assets under management of the MFS organization were approximately $54.0 billion on behalf of 2.3 million investor accounts, and the MFS organization managed approximately $30.3 billion of assets invested in equity securities.

         The new agreements with MFS and MFD contain substantially the same terms and conditions as the terminated agreements with the Prior Advisor and Prior Distributor. As required by the terminated agreements, the Trust and the Fund have changed their names to eliminate the use of the term "Navellier" and, reflecting the new relationship with MFS, have adopted the names "The MFS Series Trust" and "MFS Aggressive Small Cap Equity Fund," respectively.

         Continuation of the new Investment Advisory Agreement beyond 120 days from March 16 is subject to shareholder approval, as required under the federal securities laws. A proxy statement more fully describing the New Agreements, MFS, MFD and other related issues will be sent to all Fund shareholders within the next several months.